                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              December 19, 2005
                              -----------------


                            SPARTECH CORPORATION
       --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
              ------------------------------------------------
               (State or other jurisdiction of incorporation)


              1-5911                                  43-0761773
   ---------------------------------------------------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


    120 South Central Avenue, Suite 1700, Clayton, Missouri     63105
    -----------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)


                               (314) 721-4242
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SPARTECH CORPORATION

                                  FORM 8-K


Item 1.01.     Entry into a Material Definitive Agreement.
---------      ------------------------------------------

(a) Adoption of the Spartech Corporation 2006 Executive Bonus Plan.
    --------------------------------------------------------------

On December 19, 2005, the Compensation Committee of the Company's Board of Directors adopted the Spartech Corporation 2006 Executive Bonus Plan, and the full Board of Directors approved the submission of the Plan to the Company's shareholders for approval at the March 2006 Annual Meeting of Shareholders. A copy of the 2006 Executive Bonus Plan as adopted is attached to this Form 8-K as Exhibit 1.01(a).
                    ---------------

The Plan is a performance-based compensation plan for the Company's executive officers which is intended to comply with the requirements for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. Except for the provisions relating to qualification under Section 162(m), the Plan is similar to a performance-based bonus plan recently adopted by the Company for its non-executive managers.

Pursuant to the Plan:

        (i) The Compensation Committee will establish one or more performance periods over which eligibility for performance-based compensation will be determined. Each performance period will be established in writing prior to the expiration of any prescribed time period for the pre-establishment of performance goals under Section 162(m) of the Internal Revenue Code.

        (ii) For each performance period, the Committee will designate the participants in the Plan, establish one or more objective performance goals for each participant or class of participants, and adopt objective formulas or standards for computing the amount of bonuses payable to the Participants based on actual results compared to the performance goals. All performance goals shall be based upon one or more objective performance criteria, such as (but not necessarily limited to) sales, operating earnings, pretax income, earnings per share, return on equity, working capital or specific elements thereof, return on capital employed, cash flow, market share, stock price, total shareholder return, costs, productivity and economic value added. Performance goals may be Company-wide or may be specific to a business unit. The performance goals and target bonuses may be different, or may be weighted differently, for different participants or classes of participants.

        (iii) After the close of each performance period, the Committee shall certify in writing the achievement of the applicable performance goals and the amount of any bonuses payable to the participants for the performance period under the applicable formulas or standards.

        (iv) Notwithstanding the degree to which the applicable performance goals are satisfied the Committee has the discretion to reduce the amount of any participant's bonus below the standard or formula amount to reflect individual performance and/or unanticipated factors. The Committee may not increase the amount of a participant's bonus above the formula amount, but may award compensation outside the Plan.

        (v) Generally, in order to be eligible for a bonus for a performance period a participant must remain employed by the Company or a subsidiary through the last day of the performance period, and must not voluntarily resign his or her employment after the end of the performance period and prior to the time of payment. Unless otherwise provided in a written contract between the company and the participant, a participant whose employment terminates for any reason prior to the end of a performance period, or who voluntarily resigns after the end of the performance period and prior to the time of payment, will have no right to any portion of a bonus for that performance period. However, in the event of a Change in Control of the Company, as defined in the Plan, the current performance period will end and the performance criteria will be appropriately adjusted, and all bonuses for the performance period will become immediately payable.

        (vi) The Plan will be effective for the Company's 2006 fiscal year and thereafter until terminated by the Committee. The Plan may also be amended by the Committee, subject to any shareholder approval required to continue to qualify the bonuses payable under the Plan as qualified performance-based compensation under the Internal Revenue Code.

On December 19, 2005 the Committee established the Company's 2006 fiscal year as the first performance period and designated all seven executive officers of the Company as participants in the Plan. The Committee also established performance goals consisting of specific targets for operating earnings, sales volume, and inventory and accounts receivable as a percentage of sales. If the targets are met, the Company's executive officers will receive bonuses of 40% to 64% of their base salary (depending on the position), which is an amount consistent with the level of annual bonuses paid by the Company for these positions in prior years. If the targets are exceeded, the participants will receive a higher bonus payout, but if the targets are not met, the bonus payouts will be lower and may be zero if minimum performance levels are not met.


(b) Amendments to the Spartech Corporation Non-Qualified Deferred
    -------------------------------------------------------------
    Compensation Plan.
    -----------------

On December 19, 2005, the Board of Directors of the Company approved amendments to the Company's Non-Qualified Deferred Compensation Plan, which was originally adopted in 1994. A copy of the Non-Qualified Deferred Compensation Plan as amended is attached to this Form 8-K as Exhibit 1.01(b).
                                                             ---------------

The principal amendments are as follows:

        (i) Company contributions to the Plan have previously been and are expected to continue to be invested in life insurance contract investments; however, the amendments give the Plan more flexibility to invest in a wider range of insurance vehicles and do not require that each participant be insured under a separate individual policy.

        (ii) The amendments delay the annual contribution by the Company on behalf of participants from December 31 to February 15 of the following year, providing a small cash flow advantage to the Company while accelerating the first contribution for new participants by a year.

        (iii) The amendments accelerate the time required for the full vesting of participants' accounts from ten years of service to seven years of service, and simplify the calculation of years of service, which as amended provides one year of service credit for each calendar year in which the participant is a participant for at least three calendar months.

        (iv) The amendments add a further provision that contributions to a participant's account which are made after the calendar year in which the participant has accrued seven years of service credit and before the participant has reached age 65 are also subject to vesting. Each such contribution will become 25% vested on December 31 of the calendar year in which the contribution is made and will become an additional 25% vested on December 31 of each of the three years thereafter. However, earnings on such contributions are fully vested. All unvested contributions will vest when the Participant reaches age 65. Unvested contributions are to be withheld if the participant's employment terminates other than by reason of death or disability before age 65.

        (v) To comply with Internal Revenue Code Section 409A, except in cases of disability distributions to participants who are "specified employees" under Section 409A may not be made before the earlier of (A) six months after the participant's termination or (B) the death of the participant.



Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

(c) Exhibits

Exhibit
Number      Description

1.01(a) Spartech Corporation 2006 Executive Compensation Plan, as adopted December 19, 2005.

1.01(b) Second Amendment And Restatement of the Spartech Corporation Non-Qualified Deferred Compensation Plan, as adopted December 19, 2005.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPARTECH CORPORATION

Date    December 21, 2005              By /s/ JEFFREY D. FISHER
     -----------------------             ---------------------------------------
                                              Jeffrey D. Fisher
                                              Senior Vice President, General
                                              Counsel and Secretary